UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

Sixth Street Specialty Lending, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36364	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, TX	75201
(Address of Principal Executive Offices)	(zip code)

Registrant’s telephone number, including area code: (469) 621-3001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TSLX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

On February 28, 2025, Sixth Street Specialty Lending, Inc. (the “Company”) entered into (i) an equity distribution agreement by and among the Company, Sixth Street Specialty Lending Advisers, LLC (in its capacity as the adviser under the Investment Advisory and Management Agreement and in its capacity as the administrator under the Amended and Restated Administration Agreement and, together with the Company, the “Sixth Street Parties”) and RBC Capital Markets, LLC (“RBC”), (ii) an equity distribution agreement by and among the Sixth Street Parties and Truist Securities, Inc. (“Truist”), (iii) an equity distribution agreement by and among the Sixth Street Parties and Citizens JMP Securities, LLC (“Citizens”), (iv) an equity distribution agreement by and among the Sixth Street Parties and Keefe, Bruyette & Woods, Inc. (“KBW”), and (v) an equity distribution agreement by and among the Sixth Street Parties and Raymond James & Associates, Inc. (“Raymond James” and, collectively with RBC, Truist, Citizens and KBW, the “Sales Agents”). The equity distribution agreements with the Sales Agents described in the preceding sentence are collectively referred to herein as the “Equity Distribution Agreements.”

The Equity Distribution Agreements provide that the Company may from time to time issue and sell shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $100,000,000, through the Sales Agents, or to them as principal for their own respective accounts. Any issuance and sale of the Common Stock will be made pursuant to a prospectus supplement dated February 28, 2025 (the “Prospectus Supplement”) as may be supplemented from time to time, and the base prospectus, dated December 22, 2023 (together with the Prospectus Supplement, including any documents incorporated or deemed to be incorporated by reference therein, the “Prospectus”), which constitute a part of the Company’s effective shelf registration statement on Form N-2 (File No. 333-276252) that was filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2023 (the “Registration Statement”). Sales of the Common Stock, if any, may be made in negotiated transactions or transactions that are deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including sales made directly on or through the New York Stock Exchange or a similar securities exchange, sales made to or through a market maker other than on an exchange, at market prices related to prevailing market prices or negotiated prices, sales made through any other existing trading market or electronic communications network, or by any other method permitted by law, including but not limited to privately negotiated transactions, which may include distributions or block trades, as the Company and the Sales Agents may agree. The Sales Agents will receive a commission from the Company of up to 1.5% of the gross sales price of any Shares sold through the Sales Agents under the Equity Distribution Agreements. The offering price per share of Common Stock sold in the “at-the-market offering” (the “ATM Program”) less the sales agent commissions or discounts payable by the Company will not be less than the NAV per share of the Company’s Common Stock at the time the Company sells Common Stock pursuant to the ATM Program.

The Company intends to use the net proceeds from the ATM Program for general corporate purposes, which may include, among other things, investing in accordance with the Company’s investment objectives and strategies described in the Prospectus and repaying indebtedness (which will be subject to reborrowing). We may use a portion of net proceeds of any sale of our Common Stock pursuant the ATM Program to repay existing borrowings outstanding.

Although the Company has filed the Prospectus Supplement with the SEC, the Company has no obligation to sell any Common Stock under the Equity Distribution Agreements, and may at any time suspend the offering of Common Stock under the Equity Distribution Agreements. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by the Company of its need for, and the appropriate sources of, additional capital.

The Equity Distribution Agreements contain customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The foregoing description is only a summary of the material provisions of the Equity Distribution Agreements and does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Equity Distribution Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the opinion of Simpson Thacher & Bartlett LLP relating to the legality of the issuance and sale of the Common Stock pursuant to the Prospectus is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

5.1	Opinion and Consent of Simpson Thacher & Bartlett LLP.

10.1	Form of Equity Distribution Agreement, dated as of February 28, 2025, by and among Sixth Street Specialty Lending, Inc., Sixth Street Specialty Lending Advisers, LLC and the sales agent party thereto.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIXTH STREET SPECIALTY LENDING, INC.
(Registrant)

Date: February 28, 2025	By:	/s/ Ian Simmonds
Ian Simmonds
Chief Financial Officer